UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 20, 2006

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11000 Cedar Ave., Suite 290
(Address of principal executive offices)

Registrant’s telephone number, including area code: (216) 229-2251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 20, 2006, Cleveland BioLabs, Inc. (the “Company”) finalized an agreement with SynCoBio Partners B.V. to manufacture quantities of one of the Company’s lead product candidates, Protectan CBLB502, for clinical trials and, if approved by governmental authorities, for commercial distribution. A copy of the agreement is attached as Exhibit 10.01 and incorporated herein by reference.

Item 8.01.	Other Events

On October 25, 2006, the Company sent to its stockholders a letter summarizing various developments regarding the Company and its business. A copy of the letter is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit
10.01	Process Development and Manufacturing Agreement between Cleveland BioLabs, Inc. and SynCoBio Partners B.V. effective as of August 31, 2006.

99.1	Letter to Stockholders from Michael Fonstein, President and Chief Executive Officer dated October 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: October 25, 2006	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.01	Process Development and Manufacturing Agreement between Cleveland BioLabs, Inc. and SynCoBio Partners B.V. effective as of August 31, 2006.

99.1	Letter to Stockholders from Michael Fonstein, President and Chief Executive Officer dated October 25, 2006